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                                                                      Exhibit 21


                                DANA CORPORATION
                            CONSOLIDATED SUBSIDIARIES
                             AS OF DECEMBER 31, 1997
Dana Corporation
4500 Dorr Street
Toledo, Ohio 43615


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UNITED STATES
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
DSA of America, Inc.                                                           Delaware
Albarus, Inc.                                                                  Delaware
DTF Trucking, Inc.                                                             Delaware
Dana Distribution, Inc.                                                        Delaware
Dana International Finance Inc.                                                Delaware
Dana International Limited                                                     Delaware
Dana Risk Management Services, Inc.                                            Delaware
Dana World Trade Corporation                                                   Delaware
Flexon, Inc.                                                                   Michigan
Flight Operations, Inc.                                                        Delaware
GemStone Gasket Company                                                        Delaware
Precision Specialties Inc.                                                     Delaware
Swanton Air Three, Inc.                                                        Delaware
Results Unlimited, Inc.                                                        Delaware
Warner Sensors Corporation                                                     Delaware
     (formerly Marengo Corporation)                                            Delaware
UnderCar International, Inc.                                                   Delaware
McQuay-Norris, Inc.                                                            Delaware
Reinz Wisconsin Gasket Co.                                                     Delaware
Perfect Circle Valve Seals, L.L.C.                                             Delaware
Plumley Companies, Inc.                                                        Tennessee
Mohawk Plastics, Inc.                                                          Michigan
Wix Filtration Media Specialists, Inc.                                         Delaware
Dana Venture Capital Corporation                                               Ohio
Diamond Financial Holdings, Inc.                                               Delaware
     Admiral's Harbour, Inc.                                                   Ohio
     Summey Building Systems, Inc.                                             North Carolina
     Dana Credit Corporation                                                   Delaware
         Dana Commercial Credit Corporation                                    Delaware
              Camotop Two Corporation                                          Delaware
              Comprehensive Asset Services, Inc.                               Delaware
              Dana Business Credit Corporation                                 Delaware
                  Dana Commercial Finance Corporation                          Delaware
              Dana Commercial Credit, Canada Inc.                              Delaware
              Dana Fleet Leasing, Inc.                                         Delaware
              Isom & Associates, Inc.                                          Delaware
              Leased Equipment, Inc.                                           Delaware
              Lease Recovery, Inc.                                             Delaware
              Midwest Housing Investments J.V., Inc.                           Delaware
              Potomac Leasing Company                                          Delaware
              Shannon Energy Services, Inc.                                    Delaware
              Shannon Property Management, Inc.                                Delaware
              Shannon Supermarket Investors, Inc.                              Delaware
              CCD Air Ten, Inc.                                                Delaware
              CCD Air Eleven, Inc.                                             Delaware
              CCD Air Twelve, Inc.                                             Delaware
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
              CCD Air Thirteen, Inc.                                           Delaware
              CCD Air Fourteen, Inc.                                           Delaware
              CCD Air Twenty, Inc.                                             Delaware
              CCD Air Twenty-One, Inc.                                         Delaware
              CCD Air Twenty-Two, Inc.                                         Delaware
              CCD Air Twenty-Three, Inc.                                       Delaware
              CCD Air Thirty, Inc.                                             Delaware
              CCD Air Thirty-Two, Inc.                                         Delaware
              CCD Air Thirty-Three, Inc.                                       Delaware
              CCD Air Thirty-Four, Inc.                                        Delaware
              CCD Air Thirty-Five, Inc.                                        Delaware
              CCD Air Thirty-Six, Inc.                                         Delaware
              CCD Air Thirty-Seven, Inc.                                       Delaware
              CCD Air Thirty-Eight, Inc.                                       Delaware
              CCD Air Thirty-Nine, Inc.                                        Delaware
              CCD Air Forty, Inc.                                              Delaware
              CCD Air Forty-One, Inc.                                          Delaware
              CCD Air Forty-Two, Inc.                                          Delaware
              CCD Air Forty-Four, Inc.                                         Delaware
              CCD Air Forty-Six, Inc.                                          Delaware
              CCD Airway One, Inc.                                             Delaware
              CCD Airway Three, Inc.                                           Delaware
              CCD Airway Five, Inc.                                            Delaware
              CCD Rail Two, Inc.                                               Delaware
              CCD Rail Three, Inc.                                             Delaware
              DCC Franchise Services, Inc.                                     Delaware
              DCC Project Finance One, Inc.                                    Delaware
              DCC Project Finance Two, Inc.                                    Delaware
              DCC Project Finance Three, Inc.                                  Delaware
                DCC Linden, Inc.                                               Delaware
              DCC Project Finance Four, Inc.                                   Delaware
              DCC Project Finance Five, Inc.                                   Delaware
              DCC Project Finance Six, Inc.                                    Delaware
              DCC Project Finance Ten, Inc.                                    Delaware
              DCC Servicing, Inc.                                              Delaware
              REBAC, Inc.                                                      Delaware
              REBNEC Three, Inc.                                               Delaware
              REBNEC Five, Inc.                                                Delaware
              REBNEC Seven, Inc.                                               Delaware
              REBNEC Eight, Inc.                                               Delaware
              REBNEC Nine, Inc.                                                Delaware
              REBNEC Eleven, Inc.                                              Delaware
              RECCEG, Inc.                                                     Delaware
              REFIRST, Inc.                                                    Delaware
              REHAT, Inc.                                                      Delaware
              RENOVO One, Inc.                                                 Delaware
                  Letovon Hammersmith Co.                                      Delaware
              RENOVO Three, Inc.                                               Delaware
                  Letovon Heathrow Co.                                         Delaware
              RENOVO Five, Inc.                                                Delaware
                  Letovon Waterloo Co.                                         Delaware
              RENOVO Seven, Inc.                                               Delaware
              RENOVO Nine, Inc.                                                Delaware
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
              RENOVO Eleven, Inc.                                              Delaware
              RENOVO Thirteen, Inc.                                            Delaware
              RETRAM, Inc.                                                     Delaware
         Dana Lease Finance Corporation                                        Delaware
              Camotop One Corporation                                          Delaware
              Dana Leasing, Inc.                                               Delaware
              CCD Air Four, Inc.                                               Delaware
              CCD Air Five, Inc.                                               Delaware
              CCD Air Seven, Inc.                                              Delaware
              CCD Air Eight, Inc.                                              Delaware
              CCD Air Nine, Inc.                                               Delaware
              CCD Air Forty-Three, Inc.                                        Delaware
              CCD Air Forty-Seven, Inc.                                        Delaware
              CCD Airway Two, Inc.                                             Delaware
              CCD Airway Four, Inc.                                            Delaware
              CCD Rail One, Inc.                                               Delaware
              CCD Rail Four, Inc.                                              Delaware
              DCC Project Finance Seven, Inc.                                  Delaware
              DCC Project Finance Eight, Inc.                                  Delaware
              DCC Project Finance Eleven, Inc.                                 Delaware
              DCC Spacecom Two, Inc.                                           Delaware
              DCC Vendorcom, Inc.                                              Delaware
              JVQ Capital One, Inc.                                            Delaware
              REBNEC One, Inc.                                                 Delaware
              REBNEC Two, Inc.                                                 Delaware
              REBNEC Four, Inc.                                                Delaware
              REBNEC Six, Inc.                                                 Delaware
              REBNEC Ten, Inc.                                                 Delaware
              REBNEC Twelve, Inc.                                              Delaware
              RECONN, Inc.                                                     Delaware
              RENOVO Two, Inc.                                                 Delaware
                  Letovon Hammersmith Co.                                      Delaware
              RENOVO Four, Inc.                                                Delaware
                  Letovon Heathrow Co.                                         Delaware
              RENOVO Six, Inc.                                                 Delaware
                  Letovon Waterloo Co.                                         Delaware
              RENOVO Eight, Inc.                                               Delaware
              RENOVO Ten, Inc.                                                 Delaware
              RENOVO Twelve, Inc.                                              Delaware
              RERSEY, Inc.                                                     Delaware
              RESAMM, Inc.                                                     Delaware
              REVA, Inc.                                                       Delaware
         DCC Project Finance Nine, Inc.                                        Delaware
         Farnborough Properties Partners I Limited                             Delaware
              Farnborough Properties Company                                   Delaware
         Farnborough Properties Partners II Limited                            Delaware
         Farnborough Properties Partners III Limited                           Delaware
              Farnborough Airport Properties Company                           Delaware
         Farnborough Properties Partners IV Limited                            Delaware
     Findlay Properties, Inc.                                                  Ohio
     Ottawa Properties, Inc.                                                   Michigan
     Shannon Properties, Inc.                                                  Delaware
         First Shannon Realty of North Carolina, Inc.                          North Carolina
              Lenox I-4 Lakeland Associates                                    Florida
              Region Center Associates                                         Florida
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


Dana Austria GmbH                                                              Austria

Dana Canada, Inc. (fka Hayes-Dana Inc.)                                        Canada
     Hayes-Dana (Quebec) Inc.                                                  Canada
Dana Commercial Credit, Canada Inc.                                            Canada

Dana Japan, Ltd.                                                               Japan
Spicer Philippines Manufacturing Co.                                           Philippines
        (Ceased Operation as of  December of 1984 - Inactive)

Dantean Co., Ltd. (f.k.a. Spicer Thailand)                                     Thailand
Dana Industrial Co., Ltd.                                                      Thailand
Dana Asia (Thailand) Ltd.                                                      Thailand
Spicer Asia (Thailand) Ltd.                                                    Thailand

Dana Asia (Singapore) Pte. Ltd.                                                Singapore
        (f.k.a. Dana World Trade Singapore (Pte.) Ltd.)
        (Includes Warner Electric Division and Aftermarket
         Distribution Division)

R.O.C.  Spicer Ltd.                                                            Taiwan
     Timing Investments Limited                                                Taiwan
        Talyin Enterprise Ltd.                                                 Taiwan
     Taiyiu Warner Industrial Ltd. (liquidated 05/31/94)                       Taiwan
     ROC Spicer Investment Co., Ltd.                                           Taiwan
     Shenyang Spicer Limited                                                   Taiwan
Spicer Asia Engineering Ltd.                                                   Taiwan
Dana Asia (Taiwan) Ltd. (Warner Electric Trading Co.)                          Taiwan
Dana Asia (Taiwan) APD Co., Ltd.                                               Taiwan

Dana Australia (Holdings) Pty. Ltd.                                            Australia
      Dana Australia Pty. Ltd.                                                 Australia
        Truckline Parts Centres Pty. Ltd.                                      Australia
      Dana Australia Trading Pty. Ltd.                                         Australia
          (Formerly Spicer Drivetrain Pty. Ltd.)
         J.B. Morgan and Co. Pty., Ltd.                                        Australia
Dana Asia Pacific Industrial
 (fka Warner Electric Australia Pty. Ltd.)                                     Australia

Dana Europe Holdings B.V.                                                      Netherlands
     Spicer  Netherland B.V. (Dormant)                                         Netherlands
         Leguana Participations B.V.(Holding Co)                               Netherlands
     Warner Electric BV (f.k.a. Maumee Holdings B.V.)                          Netherlands
                         (Sales Office-Amsterdam)
      Superior Electric Nederland B.V. (shell)                                 Netherlands

Warner Electric SA (Dormant)                                                   Belgium
Clark-Hurth Belgium N.V.                                                       Belgium
     Clark Equipment Belgium N.V.                                              Belgium
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

Dana Commercial Credit (UK) Limited                                            United Kingdom
              Dana Commercial Credit Limited                                   United Kingdom
              DCC (March) Limited                                              United Kingdom
              DCC (June) Limited                                               United Kingdom
              DCC (September) Limited                                          United Kingdom
Dana Lease Finance Corporation
              Letovon Hammersmith Co.                                          United Kingdom
              Letovon Heathrow Co.                                             United Kingdom
              Letovon Waterloo Co.                                             United kingdom
Farnborough Properties Partners I Limited/
Farnborough Properties Partners II Limited
     Farnborough Properties Company                                            United Kingdom
Farnborough Properties Partners III Limited/
Farnborough Properties Partners IV Limited
     Farnborough Airport Properties Company                                    United Kingdom
              Farnborough Aerospace Centre Management Limited
Dana Holdings Limited                                                          United Kingdom
     Dana Spicer Europe Ltd.                                                   United Kingdom
         Warner Electric Limited                                               United Kingdom
         Dana Interlock Limited (Dormant 1/1/94)                               United Kingdom
              (Trade Transferred to Wichita Co. Ltd)
                 Taylor Industrial Clutches Ltd.                               United Kingdom
         Wichita Company Limited (Dormant-Trade                                United Kingdom
             transferred to Dana Spicer Europe Ltd.)
     Dana (1982) Ltd. (Dormant)                                                United Kingdom
     Superior Electric Engineering Services, Ltd.                              United Kingdom
     Stieber Ltd.                                                              United Kingdom

Dana S.A.                                                                      France
     Perfect Circle Europe (fka Floquet Monopole S.A.)                         France
         Societe Industrielle de Precision Marti, S.A.                         France
          Societe de Reconditionnement Industriel                              France
             de Moteurs S.A. (S.R.I.M.)
     Spicer France S.A.R.L.                                                    France
     Warner France, S.A.                                                       France
     Collins & Tournadre "TOURCO"                                              France
         G.I.E. Warner & Tourco                                                France
Superior Electric S.A.R.L.                                                     France
Stieber S.A.R.L.                                                               France
Dana Finance S.A.                                                              France
Clark-Hurth Components S.A.R.L.

Spicer India Limited                                                           India
Stieber Precision Pvt. Ltd.                                                    India

Dana Italia, SpA                                                               Italy
         Metaltechno SpA                                                       Italy
         Clark-Hurth Components SpA                                            Italy

Dana Equipamientos SA (f.k.a. Spicer Espana S.A.)                              Spain
     Sealed Power Europe S.L.
Industrias Seloc Reinz S.A.  (closed)                                          Spain
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

Industrias Serva S.A.                                                          Spain
     Glaser Serva S.A.                                                         Spain

Dana AB                                                                        Sweden
     Warner-Tollo AB                                                           Sweden

Warner Electric (International) S.A.                                           Switzerland
     (International Headquarters, f.k.a. Warner
     Electric S.A., locally known as "Swiss Inc.")

Warner Electric S.A.                                                           Switzerland
     (Operating and local sales company,  f.k.a.
     Societe de Vente Warner Electric S.A., locally  known as "Swiss Trade")

Dana GmbH                                                                      Germany
     Dana Holdings GmbH
     (formerly Erwin Hengstler Hydraulic GmbH)                                 Germany
         Reinz Dichtungs GmbH                                                  Germany
              Euro Reinz GmbH (dormant)                                        Germany
         Warner Electric GmbH                                                  Germany
         Erwin Hengstler Hydraulic GmbH                                        Germany
         The Weatherhead GmbH                                                  Germany
           M. Freisen GmbH                                                     Germany
              Horst Riedel GmbH                                                Germany
                Spicer GmbH (f.k.a. Superior Electric GmbH)                    Germany
         Clark-Hurth Components Vertriebs GmbH                                 Germany
         DKW Kunststoffwerke GmbH(Holding Co)                                  Germany
              Thermoplast+Apparatebau GmbH(Germany)                            Germany
Dana Capital GmbH                                                              Germany

Dana Equipamentos Ltda.                                                        Brazil
     Albarus, S.A. Industrial E Comercio                                       Brazil
          Pellegrino Autopecas Industrial e Comerico Ltda.                     Brazil
             CIDAP-Industrial e Distribuidora
               de Aurtopecas Ltda. (Dormant)                                   Brazil
          Albarus Sistemas Hidraulicos Ltda.                                   Brazil
         Albarus S.A. Comercial e Exportadora                                  Brazil
               Cirane Industria e Comercio Ltda.                               Brazil
     Previalbarus Societe de Providencia                                       Brazil
     SIMESC                                                                    Brazil
Dana do Brasil Ltda.                                                           Brazil
     Dana Industrias Ltda.                                                     Brazil
     SM- Sistemas Modulares                                                    Brazil
Warner Electric do Brasil Ltda.                                                Brazil

Dana Foreign Sales Corporation                                                 Virgin Islands

Dana Asia (Hong Kong) Limited                                                  Hong Kong
Kentning Industries Limited                                                    Hong Kong
Shui Hing Manufacturing Company Limited                                        Hong Kong
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

Tecnologia de Mocion Controlada S.A. de C.V.                                   Mexico

UBALI S.A.                                                                     Uruguay
Talesol S.A.                                                                   Uruguay

Dana Argentina S.A.                                                            Argentina
     Dana San Juan S.A. (f.k.a. AROS Daneri, S.A.)                             Argentina
     Dana San Luis S.A. (f.k.a. Trasa San Luis)                                Argentina
     Transmissiones Homocineticas Argentina S.A. (THA)                         Argentina
Thompson Ramco-Argentina S.A.                                                  Argentina
Centrust S.A.                                                                  Argentina
     Armetal Industria Argentina de Metales                                    Argentina
         Farlock S.A.                                                          Argentina
         Cerro de los Medanos S.A.                                             Argentina
         Estampados Argentinos Sociedad Anonima (EASA)                         Argentina

Dana Asia Pacific (Malaysia) Sdn. Bhd.                                         Malaysia

Dana Asia (Korea) Co. Ltd.                                                     Korea

Industria De Ejes Y Transmissiones S.A. (Transejes)                            Colombia
     Transejes C.D. Ltda.                                                      Colombia
     Transcar Ltda.                                                            Colombia
     Transmotor Ltda.                                                          Colombia

Wix Filtron Sp. zo.o.                                                          Poland
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